GRANTED WITH MODIFICATIONS
IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE

IN RE IMH SECURED LOAN FUND UNITHOLDERS LITIGATION	CONSOLIDATED Civil Action No. 5516-CS

FINAL ORDER AND JUDGMENT

A hearing having been held before this Court (the “Court”) on July 18, 2013, pursuant to the Court’s Order of March 21, 2013, as amended by the Court’s Orders entered on June 18 and 26, 2013 (the “Scheduling Order”), upon a Stipulation and Agreement of Compromise, Settlement, and Release, dated March 19, 2013 (the “Stipulation”), in the action captioned In Re IMH Secured Loan Fund Unitholders Litigation (the “Action”), that was joined and consented to by all the parties, which Scheduling Order and Stipulation are incorporated herein by reference; it appearing that due notice of the hearing was given in accordance with the Scheduling Order and that the notice was adequate and sufficient; and the parties and objectors to the Settlement having appeared by their attorneys of record or pro se; and the attorneys for the respective parties and objectors having been heard in support of the Settlement; and an opportunity to be heard having been given to all other persons desiring to be heard as provided in the notice; and the entire matter of the Settlement having been considered by the Court,

IT IS HEREBY ORDERED, ADJUDGED AND DECREED, this ____ day of July, 2013, as follows:
1.Unless otherwise defined herein, all defined terms shall have the meanings as set forth in the Stipulation.
2.The Notice of Certification of Settlement Class, Proposed Settlement of Class Action, Settlement Hearing, and Right to Appear (the “Notice”) has been given to the Class (as defined herein) pursuant to and in the manner directed by the Scheduling Order; proof of the mailing of the Notice was filed with the Court; and full opportunity to be heard has been offered to all parties, the Class, and persons in interest. The form and manner of the Notice is hereby determined to have been the best notice practicable under the circumstances and to have been given in full compliance with each of the requirements of Delaware Court of Chancery Rule 23, due process, and applicable law, and it is further determined that all members of the Class are bound by the Final Order and Judgment herein.
3.Based on the record in the Action, each of the provisions of Delaware Court of Chancery Rule 23 has been satisfied, and the Action has been properly maintained according to the provisions of Delaware Court of Chancery Rules 23(a) and 23(b)(1). Specifically, the Court finds that (a) the Class is so numerous that joinder of all members is impracticable; (b) there are questions of law and fact common to the Class; (c) the claims of the Class Plaintiffs (as defined herein) as representative plaintiffs are typical of the claim of the Class; (d) the Class Plaintiffs and their counsel have fairly and adequately protected and represented the interest of the Class; and (e) the action satisfies the requirements of Delaware Court of Chancery Rule 23(b)(1).

4.The Action is hereby finally certified as a non-opt out class action, pursuant to Delaware Court of Chancery Rules 23(a) and 23(b)(1), on behalf of a class of:
all former Unitholders of the Fund who were record holders as of May 13, 2010, and whose Units have been converted into shares of IMH pursuant to the Conversion Transaction. Excluded from the Class shall be the Defendants herein, any entity in which any Defendant has a controlling interest; the officers, directors, affiliates, legal representatives, heirs, successors, subsidiaries, and/or assigns of any such individual or entity; and any of the broker-dealers (or any of their agents or representatives) which sold Units to Class Plaintiffs or the members of the Class.
Further, IRA FBO Dennis Miceli, Charlotte Wood, and Howard Weitz IRA (collectively, the “Class Plaintiffs” or the “Co-Lead Plaintiffs”) are finally certified as Class representatives. The law firms of Zwerling, Schachter & Zwerling, LLP and Klafter Olsen & Lesser LLP are finally certified as the co-lead class counsel to the Class Plaintiffs (collectively, the “Co-Lead Class Counsel”).
5.The Settlement, including the Notes and Rights Offerings, is found to be fair, reasonable, adequate, and in the best interests of the Class, and is hereby approved pursuant to Delaware Court of Chancery Rule 23(e). The parties to the Stipulation are hereby bound by such terms and authorized and directed to comply with and to consummate the Settlement in accordance with its terms and provisions, and the Register in Chancery is directed to enter and docket this Final Order and Judgment in the Action.
6.The Objections asserted by Philip W. Shires and the Ann McCarthy IRA and Willow Realty Advisors, Inc. are overruled. The Objections asserted by David L. Kurtz and David L. Kurtz, P.C. are overruled, subject only to the exceptions noted in paragraph 11(a) below.
7.The Court has been advised that the Notes Offering is being made pursuant to the exemption from registration under Section 3(a)(10) of the Securities Act of 1933, as amended (the “Securities Act”) and has considered the requirements of Paragraph 2 of the Stipulation with respect thereto. Pursuant to such requirements, the Court finds that the terms and conditions of the Shareholder Notes and the Notes Offering are fair, reasonable and adequate (both procedurally and substantively) to those to whom the Shareholder Notes will be issued; that the Shareholder Notes are being issued in exchange for existing securities and for bonafide outstanding claims; that all parties to whom it is proposed to issue the Shareholder Notes had the right to appear at the hearing on the fairness of the Settlement; and that the Shareholder Notes satisfy the requirements of Section 3(a)(10) of the Securities Act, 15 U.S.C. § 77c(a)(10).
8.This Court has jurisdiction over the subject matter of the Action, including all matters necessary to effectuate the Settlement and this Final Order and Judgment and over all parties to the Action.
9.The Action and the claims asserted therein are hereby dismissed on the merits with prejudice as to all Defendants in the Action and against all members of the Class on the merits and, , without fees or costs (except as provided below in paragraph 12 and as provided in the Stipulation).
10.All Class members and their agents, officers, directors, employees, shareholders, parents, subsidiaries, affiliates, predecessors, inside and outside attorneys, executors, successors, heirs, assigns, administrators, agents and representatives, shall be deemed to have released, waived and forever discharged Defendants, Defendants’ agents, officers, directors, employees, shareholders (other than Class members), parents, subsidiaries, affiliates, predecessors, inside and outside attorneys, executors, successors, heirs, assigns, administrators, insurers, consultants and representatives (including, but not limited to, the Interested Non-Parties and/or any of their affiliates), but not any broker-dealers (or any of their agents or representatives) that sold Units in the Fund (collectively, the “Released Parties”) from any and all claims, rights, demands in law or equity, charges, complaints, actions, causes of action, arbitrations or suits of any kind or nature, known or unknown, that have accrued or may hereafter accrue (including but not limited to those seeking damages and/or injunctive, declaratory, and/or other non-monetary relief, however described), that are based upon, arise out of, relate in any way to, or involve, directly or indirectly, any of the actions, transactions, occurrences, statements, representations, misrepresentations, omissions, allegations, facts, practices, events, claims or any other matters, things or causes whatsoever, or any series thereof, that have occurred on or before the date of the MOU and were, could have been, or in the future can or might be alleged, asserted, set forth, claimed, embraced, involved, or referred to in, or related to, directly or indirectly, the Action or the subject matter of the Action in any court, tribunal, forum or proceeding, including, without limitation, any and all claims which are based upon, arise out of, relate in any way to, or involve, directly or indirectly:

a.	any deliberations or negotiations in connection with the Conversion Transactions, including the process of deliberation or negotiation of any of the managers, officers, directors or advisors;

b.	the Conversion Transactions or the conversion of any Units in connection therewith;

c.	the consideration received by Class members in connection with the Conversion Transactions;

d.	the Form S-4, the Final Proxy/Prospectus, the Supplemental Disclosures or any other disclosures, SEC filings, public filings, periodic reports, press releases, proxy statements or other statements issued, made available or filed relating, directly or indirectly, to the Conversion Transactions, including without limitation, claims under any and all federal securities laws (including those within the exclusive jurisdiction of the federal courts) or state disclosure law;

e.	any fiduciary obligations of the Released Parties in connection with the Conversion Transactions;

f.	the fees, expenses or costs incurred in prosecuting, defending, or settling the Action;

g.	any of the allegations in any complaint or amendment(s) thereto filed in the Action;

h.	the “Employment Separation and General Release Agreement (Shane Albers),” dated April 20, 2011, including all exhibits attached thereto;

i.	the NW Capital loan or the NWRA advisory agreement between IMH and NW Capital and/or NWRA and/or any of their affiliates; or

j.	any deliberations, negotiations, representations, omissions or other conduct leading to the execution of the MOU, the Stipulation and/or the Settlement (collectively the “Released Claims”).
11.The Release does not include:

a.
the following specific claims currently pending in David L. Kurtz, et. al v. IMH Secured Loan Fund, LLC, et al., Maricopa County Superior Court, Case No. CV201055142 (the “Kurtz Action”);1. claims for fraud in the inducement of initial investments or reinvestments in IMH; 2. claims based on redemption requests; 3. claims based on defamation or false light/invasion of privacy; and 4. claims that were redacted in the Kurtz Action’s original complaint;

b.
any claims by Class members against any broker-dealers (or any of their agents or representatives) who sold Units in the Fund (but this exception does not apply to or preserve any Released Claims against any Released Parties);

c.	the Proxy Claim which is subject to a separate settlement agreement and which has been dismissed with prejudice;

d.	enforcement of the MOU, the Stipulation of Settlement or any orders by the Court in furtherance thereof.
12.Defendants have fully, finally and forever released, waived and discharged any claims against any of the Class Plaintiffs, or their counsel, or members of the Class, known or unknown, arising out of or relating to the prosecution or resolution of the Class Claims in the Consolidated Delaware Action, or that would have been compulsory counterclaims.
13.The releases contemplated by this Stipulation and the Released Claims extend to Unknown Claims. “Unknown Claims” means any claim that Settling Plaintiffs or any Class member do not know or suspect exists in his, her or its favor at the time of the release of the Released Claims as against the Released Parties, including without limitation those which, if known, might have affected the decision to enter into the Stipulation. With respect to any of the Released Claims, the Settling Parties stipulate and agree that upon Final Approval, Settling Plaintiffs and each Class member shall be deemed to have and by operation of the Final Judgment shall have expressly waived, relinquished and released any and all provisions, rights and benefits conferred by or under Cal. Civ. Code § 1542 or any law of the United States or any state of the United States or territory of the United States, or principle of common law, which is similar, comparable or equivalent to Cal. Civ. Code § 1542, which provides:
“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.”

Settling Plaintiffs acknowledge, and the members of the Class by operation of law shall be deemed to have acknowledged, that they may discover facts in addition to or different from those now known or believed to be true with respect to the Released Claims, but that it is the intention of Settling Plaintiffs, and by operation of law the members of the Class, to completely, fully, finally and forever extinguish any and all Released Claims, known or unknown, suspected or unsuspected, which now exist, or heretofore existed, or may hereafter exist, and without regard to the subsequent discovery of additional or different facts. Settling Plaintiffs acknowledge, and the members of the Class by operation of law shall be deemed to have acknowledged, that the inclusion of “Unknown Claims” in the definition of “Released Claims” was separately bargained for and was a material element of the Stipulation and was relied upon by each and all of Defendants in entering into the Stipulation.
14.Class Plaintiffs, , and all members of the Class, and any of their respective representatives, trustees, successors, heirs, and assigns are hereby permanently barred and enjoined from asserting, commencing, prosecuting, assisting, instigating, continuing, or in any way participating in the commencement or prosecution of any action, whether directly, representatively, derivatively, or in any other capacity, asserting any of the Released Claims. Neither the Stipulation, the Settlement, this Final Order and Judgment, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement (a) is or may be deemed to be or may be used as an admission of, or evidence of, the validity or lack of validity of any Released Claims or any wrongdoing or liability of Defendants; (b) is or may be deemed to be or may be used as an admission of, or evidence of, any fault of omission of any of the parties in any civil, criminal, or administrative proceeding in any court, administrative agency, or other tribunal; or (c) is or may be alleged or mentioned so as to contravene clause (a) above in any litigation or other action unrelated to the enforcement of the Stipulation. Notwithstanding the foregoing, any of the Released Persons may file the Stipulation or any judgment or order of the Court related hereto, in any other action that may be brought against them, in order to support any and all defenses of counterclaims based on res judicata, collateral estoppel, release, good-faith settlement, judgment bar or reduction, or any other theory of claim preclusion or issue preclusion, or similar defense or counterclaim.
15.Neither Class Plaintiffs nor Class Counsel shall have liability for the form or content of the form offering documents attached as Exhibits A and E to the Stipulation or the final offering documents pursuant to any state, federal, common or statutory law or regulations.
16.Co-Lead Class Counsel is hereby awarded attorneys’ fees and expenses in the amount of $1.345 million in cash and ____% of the interest and principal to be paid with regard to the Shareholder Notes. The Court finds such award to be fair and reasonable and directs that it be paid to Co-Lead Class Counsel in accordance with the terms of the Stipulation. In addition, Class Plaintiff Howard Weitz, IRA is hereby awarded $_________ for Mr. Weitz’s substantial involvement and commitment to the prosecution and resolution of this action.

Counsel for Howard Weitz, IRA shall pay such amount(s) from their share of the cash portion of the preceding award of attorneys’ fees.
17.The effectiveness of the Final Order and Judgment and the obligations of the Class Plaintiffs, Co-Lead Class Counsel, the Class and the Defendants under the Settlement shall not be conditioned upon or subject to the resolution of any appeal that relates solely to the issue of Co-Lead Class Counsel’s application for an award of attorneys’ fees and expenses.
18.Without affecting the finality of this Final Order and Judgment in any way, this Court reserves jurisdiction over all matters relating to the administration and consummation of the Settlement.
The Honorable Leo E. Strine, Jr.
Chancellor

This document constitutes a ruling of the court and should be treated as such

Court:    DE Court of Chancery Civil Action

Judge:    Leo E Strine

File & Serve
Transaction ID:     53315099

Current Date:     Jul 26, 2013

Case Number:    5516-CS

Case Name:    CONF ORD ON DISC  CONS W/ 5561, 5564, 5573-VCS IN RE IMH SECURED LOAN FUND UNITHOLDERS LITIGATION

Court Authorizer: Strine, Leo E

Court Authorizer
Comments:

At page 10 of the order, on the second line of paragraph 16, the percentage to be inserted is 6.4%.

At page 10 of the order, on the sixth line of paragraph 16, the court awards Mr. Weitz $2,500, which amounts to approximately $30 per hour. The application to pay him an award over ten times that amount sets an incentive system that the court finds problematic. Mr. Weitz is not acting as a lawyer in this action but as a class representative, and the primary benefit he should receive are the benefits that accrue to all members of the class. Given the number of hours he put in and the contribution he is alleged to have made, a modest award, however, is fitting and that is what he has received. It is in excess of the median hourly wage in the United States.

/s/ Judge Strine, Leo E

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